Exhibit 99.1

                              FINANCIAL SUPPLEMENT

                          THE PHOENIX COMPANIES, INC.

                                 JUNE 30, 2005

                                [LOGO] PHOENIX

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                     TRANSFER AGENT AND REGISTRAR
FIRM                                              ANALYST                For information or assistance regarding your account,
A.G. Edwards & Sons, Inc.                         J. Jeffrey Hopson      please contact our transfer agent and registrar:
Credit Suisse First Boston (CSFB)                 Tom Gallagher          The Phoenix Companies, Inc. C/O The Bank of New York,
Deutsche Bank North America                       Vanessa Wilson         Shareholder Relations,
Fox-Pitt, Kelton                                  John Nadel             PO Box 11258, New York, NY 10286-1258
Friedman, Billings, Ramsey & Co.                  Stewart Johnson        Toll-free: 1-800-490-4258   TTY 1-888-269-5221
JP Morgan                                         Jimmy Bhullar          Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Keefe Bruyette & Woods, Inc.                      Jukka Lipponen         Web: www.stockbny.com
Langen McAlenney                                  Robert Glasspiegel
Lehman Brothers                                   Eric Berg
Merrill Lynch                                     Edward A. Spehar
Morgan Stanley                                    Nigel Dally            FOR MORE INFORMATION
UBS                                               Andrew Kligerman       To receive additional information, including financial
                                                                         supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                         Investor Relations Section on our Web site at
                                                                         PhoenixWealthManagement.com or contact our Investor
                                                                         Relations Department at:

SHAREHOLDER INFORMATION                                                         The Phoenix Companies, Inc.
                                                                                Investor Relations
SECURITY LISTINGS                                                               One American Row
The common stock of The Phoenix Companies, Inc. is traded on                    P.O. Box 5056, Hartford, CT 06102-5056
the New York Stock Exchange (NYSE) under the symbol "PNX."                      Phone: 1-860-403-7100
Our 7.25 percent equity units are traded on the NYSE under the                  Fax: 1-860-403-7880
symbol "PNX PrA."  Our 7.45 percent bond is traded on the NYSE                  e-mail: pnx.ir@phoenixwm.com
under the symbol "PFX."


For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                              JUNE 2005 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS........................................................   1
INCOME STATEMENT............................................................   2
LIFE AND ANNUITY EARNINGS SUMMARY...........................................   4
   VARIABLE UNIVERSAL LIFE..................................................   6
   UNIVERSAL LIFE / INTEREST SENSITIVE......................................   8
   LIFE AND PRIVATE PLACEMENT SALES.........................................  10
   ANNUITIES................................................................  12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT.........................  14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION...............................  16
ASSET MANAGEMENT............................................................  18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT....................  20
VENTURE CAPITAL SEGMENT.....................................................  22
CORPORATE AND OTHER.........................................................  24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..............................  26
CONSOLIDATING SECOND QUARTER 2005 INCOME STATEMENT..........................  28
CONDENSED CONSOLIDATED BALANCE SHEET........................................  29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY................................  30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS...........................  31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES........................  33

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2005 (unaudited)
(amounts in millions, except per share data)


BALANCE SHEET INFORMATION                                                                      December 31,
For the Period Ended:                                   YTD June      -------------------------------------------------------------
                                                          2005            2004             2003            2002            2001
                                                      -------------   -------------   -------------   -------------   -------------
General Account Invested Assets                        $  17,392.9     $  17,334.6     $  17,242.8     $  16,812.8     $  14,411.4
Separate Account Assets                                    7,216.9         6,950.3         6,083.2         4,371.2         5,025.2
Total Assets                                              28,650.7        28,362.6        27,559.2        25,235.9        22,535.6
Indebtedness                                                 689.1           690.8           639.0           644.3           599.3
Total Stockholders' Equity                                 2,038.5         2,022.4         1,947.8         1,826.8         2,307.8
Total Stockholders' Equity
  excluding SFAS 115, other accumulated OCI
  and FIN 46-R                                             2,040.5     $   2,018.5     $   1,925.3     $   1,937.1     $   2,317.5

Debt to Total Capitalization                                 25.3%           25.5%           24.7%           24.1%           20.0%
Debt (Excluding Equity Units) to
  Total Capitalization                                       19.6%           19.8%           18.8%           18.3%             N/A

Book Value Per Share                                   $     21.44     $     21.31     $     20.62     $     19.43     $     22.64
Book Value Per Share, excluding SFAS 115
  and other accumulated OCI                                  20.88           20.70           19.96           20.19           22.62
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                   $     21.46     $     21.27     $     20.39     $     20.60     $     22.74
Period-end Common Shares Outstanding                          95.1            94.9            94.4            94.0           101.9
                                                      =============   =============   =============   =============   =============

------------------------------------------------------------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                          $     204.2     $     204.1     $     175.0     $     175.0     $     175.0
Equity Units                                                 153.7           153.7           153.7           153.7             N/A
Senior Unsecured Bonds                                       300.0           300.0           300.0           300.0           300.0
Interest Rate Swap                                             6.2             8.0            10.3            15.6            (0.8)
Bank Credit Facility                                          25.0            25.0              .0              .0           125.1
                                                      -------------   -------------   -------------   -------------   -------------
Total Indebtedness                                     $     689.1     $     690.8     $     639.0     $     644.3     $     599.3
                                                      =============   =============   =============   =============   =============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR
  PHOENIX LIFE INSURANCE COMPANY (1)

Capital, Surplus and Surplus Notes                     $     837.8     $     814.6     $     762.9     $     861.0     $   1,149.8
Asset Valuation Reserve (AVR)                                185.9           213.6           198.6           147.0           221.5
                                                      -------------   -------------   -------------   -------------   -------------
Capital, Surplus, Surplus Notes and AVR                    1,023.7         1,028.2           961.5         1,008.0         1,371.3
                                                      =============   =============   =============   =============   =============
Policyholder Dividend Liability                              410.0           403.3           408.5           403.0           395.8
Interest Maintenance Reserve                                 (32.3)          (31.3)          (30.2)           (2.0)           11.6
Statutory Gain From Operations                                33.2            35.1            69.7            44.5           119.9
Statutory Net Income (Loss)                            $       6.8     $      47.1     $      21.5     $       7.5     $     (13.9)
                                                      -------------

(1) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. June 2005 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2005 (unaudited)
(amounts in millions, except per share data)


INCOME STATEMENT SUMMARY                              YTD June                                 December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                2005           2004           2004          2003           2002            2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Life Insurance (1)                           $     106.3    $      52.0    $     130.2    $     100.5    $      99.8    $     71.2
Annuity (1)                                         (3.6)           7.6           12.6           (1.1)         (19.5)         11.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                           102.7           59.6          142.8           99.4           80.3          82.9
Asset Management Segment                            (1.6)            .2             .1           (8.7)         (69.9)         (8.7)
Venture Capital Segment                               .5           16.0           19.3           36.2          (59.3)       (159.6)
Corporate and Other Segment                        (32.7)         (28.7)         (59.1)         (47.8)         (40.0)        (34.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss),
  Before Income Taxes                               68.9           47.1          103.1           79.1          (88.9)       (120.1)
Applicable Income Taxes (Benefit)                   21.2           13.0           22.5           21.8          (28.5)        (45.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS)                         47.7           34.1           80.6           57.3          (60.4)        (74.7)
Net Realized Investment Gains (Losses)                .5            9.5            5.7            3.2          (39.3)        (43.0)
Realized (Losses) - Investments Pledged
  as Collateral Consolidated Under FIN 46-R          (.8)          (4.6)         (12.9)          (2.4)         (26.3)        (12.5)
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                     (7.0)            .8           55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                             (14.7)
Surplus Notes Tender Costs                                                        (6.4)
Management Restructuring and
  Early Retirement Costs                            (8.6)          (8.9)         (21.9)          (8.5)         (28.5)        (15.5)
Deferred Policy Acquisition Cost
  Adjustments                                                                                                   15.1
Expenses of Purchase of PXP Minority
  Interest                                                                                                                   (52.8)
Demutualization Related Items, Net                                                                              (1.3)         (2.9)
Other Income                                                                                      1.3                          5.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS            31.8           30.9           86.3           (4.1)        (140.7)       (196.1)
Income (Loss) From Discontinued Operations                           .1             .1           (2.1)          (1.3)         (2.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) Before Cumulative Effect of
  Accounting changes                                31.8           31.0           86.4           (6.2)        (142.0)       (198.6)
Cumulative Effect of Accounting                                                                               (130.3)        (16.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $      31.8    $      31.0    $      86.4    $      (6.2)   $    (272.3)   $   (215.2)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (2)             95.0           94.6           94.7           94.2           97.9         104.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $      0.50    $      0.36    $      0.85    $      0.61    $     (0.62)   $    (0.71)
Net Income (Loss) Per Share                  $      0.33    $      0.33    $      0.91    $     (0.07)   $     (2.78)   $    (2.06)

Diluted
Weighted-Average Shares Outstanding and
  dilutive potential common shares (2)(3)          101.7          101.6          100.8           96.6           97.9         104.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $      0.47    $      0.34    $      0.80    $      0.59    $     (0.62)   $    (0.71)
Net Income (Loss) Per Share                  $      0.31    $      0.30    $      0.86    $     (0.07)   $     (2.78)   $    (2.06)
                                            -------------

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) Weighted-average shares outstanding in 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(3) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 96.6 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2005 (unaudited)
(amounts in millions, except per share data)



INCOME STATEMENT SUMMARY                                               2004                                         2005
                                            ----------------------------------------------------------  ----------------------------
Quarters ended                                  March          June         September      December         March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Life Insurance (1)                           $      22.8    $      29.2    $      36.9    $      41.2    $      38.0    $     68.3
Annuity (1)                                          3.0            4.6            3.9            1.1            6.0          (9.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                            25.8           33.8           40.8           42.3           44.0          58.7
Asset Management Segment                              .1             .1             .0            (.1)          (1.7)           .1
Venture Capital Segment                             11.6            4.4           (3.9)           7.2           (2.2)          2.7
Corporate and Other Segment                        (12.7)         (16.0)         (15.9)         (14.5)         (16.3)        (16.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income, Before Income Taxes           24.8           22.3           21.0           34.9           23.8          45.1
Applicable Income Taxes                              7.3            5.7             .5            8.9            7.0          14.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME                                17.5           16.6           20.5           26.0           16.8          30.9
Net Realized Investment Gains (Losses)               1.8            7.7            (.2)          (3.7)           1.1           (.6)
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                                    (1.0)          (3.6)          (8.3)                           .4          (1.2)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                   .8                          55.1           (7.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                            (14.7)
Surplus Notes Tender Costs                                                                       (6.4)
Management Restructuring and
  Early Retirement Costs                            (2.0)          (6.9)          (4.9)          (8.0)          (1.9)         (6.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME FROM CONTINUING OPERATIONS                   16.3           14.6            7.1           48.3            9.4          22.4
Income (Loss) From Discontinued Operations            .3            (.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                   $      16.6    $      14.4    $       7.1    $      48.3    $       9.4    $     22.4
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding                 94.5           94.6           94.7           94.8           94.9          95.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income Per Share               $      0.19    $      0.18    $      0.22    $      0.27    $      0.18    $     0.32
Net Income Per Share                         $      0.18    $      0.15    $      0.07    $      0.51    $      0.10    $     0.24

Diluted
Weighted-Average Shares Outstanding
  and dilutive potential common shares             102.0          101.3           99.2          100.3          102.3         101.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income Per Share               $      0.17    $      0.16    $      0.21    $      0.26    $      0.16    $     0.31
Net Income Per Share                         $      0.16    $      0.14    $      0.07    $      0.48    $      0.09    $     0.22
                                                                                                                       =============

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                        YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005           2004           2004          2003            2002          2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
Variable Universal Life                      $      46.9    $      16.6    $      35.7    $      35.0    $      35.9    $     30.2
Universal Life (1)                                  33.4           12.8           34.4           21.7           26.3          17.4
Other Life and Annuity (2) (3)                        .9            1.7            1.8             .2            (.7)          (.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total, Non-participating Life                       81.2           31.1           71.9           56.9           61.5          46.7
Traditional Life (3)                                25.1           20.9           58.3           43.6           38.3          24.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total, Life Insurance                              106.3           52.0          130.2          100.5           99.8          71.2
Annuities (3)                                       (3.6)           7.6           12.6           (1.1)         (19.5)         11.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income, before income taxes                102.7           59.6          142.8           99.4           80.3          82.9
Allocated Income Taxes (4)                          33.1           17.4           36.4           31.1           28.0          28.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income                               $      69.6    $      42.2    $     106.4    $      68.3    $      52.3    $     54.1
                                            =============  =============  =============  =============  =============  =============


(1)    Universal Life includes interest sensitive whole life contracts.
(2)    Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with Annuities. These reclassifications have been made for all periods presented.
(4) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                          2004                                        2005
                                            ----------------------------------------------------------  ---------------------------
Quarters ended                                  March           June        September      December         March          June
                                            -------------  -------------  -------------  -------------  -------------  ------------
Variable Universal Life                      $       8.2    $       8.5    $       9.7    $       9.5    $       9.1    $     37.8
Universal Life (1)                                   1.9           10.9            8.7           12.9           10.3          23.1
Other Life and Annuity (2) (3)                       1.5             .1            (.4)            .4             .4            .5
                                            -------------  -------------  -------------  -------------  -------------  ------------
Total, Non-participating Life                       11.6           19.5           18.0           22.8           19.8          61.4
Traditional Life (3)                                11.2            9.7           18.9           18.4           18.2           6.9
                                            -------------  -------------  -------------  -------------  -------------  ------------
Total, Life Insurance                               22.8           29.2           36.9           41.2           38.0          68.3
Annuities (3)                                        3.0            4.6            3.9            1.1            6.0          (9.6)
                                            -------------  -------------  -------------  -------------  -------------  ------------
Segment Income, before income taxes                 25.8           33.8           40.8           42.3           44.0          58.7
Allocated Income Taxes                               7.2           10.2            7.1           11.9           14.0          19.1
                                            -------------  -------------  -------------  -------------  -------------  ------------
Segment Income                               $      18.6    $      23.6    $      33.7    $      30.4    $      30.0    $     39.6
                                            ==============  ============  =============  =============  =============  =============

(1)   Universal Life includes interest sensitive whole life contracts.
(2)   Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with annuities. These reclassifications have been made for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2005 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005           2004           2004          2003            2002          2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      17.7    $      15.3    $      29.6    $      30.1    $      31.4    $     29.5
Cost of Insurance                                   38.1           36.8           74.6           72.1           66.4          60.0
Interest Earned                                      3.0            3.0            5.9            5.6            7.0           4.5
Surrender Charges                                    3.6            2.9            6.9            6.9            4.4           3.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                      62.4           58.0          117.0          114.7          109.2          97.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                   17.2           15.8           30.5           23.3           22.9          15.3
Incurred Expenses                                   (4.1)          23.6           47.1           52.8           45.9          48.2
Interest Credited                                    2.4            2.0            3.7            3.6            3.7           3.6
Minority Interest                                                                                                 .8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                      15.5           41.4           81.3           79.7           73.3          67.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Pre-tax Income                                      46.9           16.6           35.7           35.0           35.9          30.2
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                          6.9            8.2           16.3           21.4           36.6          29.5
Controllable Expenses and Other                     14.3           18.5           34.0           44.6           60.8          60.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                              21.2           26.7           50.3           66.0           97.4          89.6
Acquisition Costs Deferred                          (8.5)         (13.2)         (25.4)         (33.9)         (68.1)        (65.4)
Acquisition Costs Amortized                        (16.8)          10.1           22.2           20.8           16.6          24.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Incurred Expenses                                   (4.1)          23.6           47.1           52.9           45.9          48.2
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                           112.3          127.0          245.4          353.4          465.7         336.1
Surrenders                                         (47.0)         (30.6)         (75.3)         (69.4)         (37.6)        (31.2)
Deaths                                              (1.6)           (.8)          (2.2)          (1.4)          (1.8)         (1.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                                           63.7           95.6          167.9          282.6          426.3         303.2
Performance                                         12.7           66.5          179.3          252.1         (149.8)       (194.0)
Fees                                               (15.2)         (15.8)         (30.6)         (36.4)         (35.8)        (34.5)
Cost of Insurance                                  (37.1)         (35.7)         (72.4)         (69.8)         (66.4)        (60.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Acquisitions
Change in Funds Under Management                    24.1          110.6          244.2          428.5          174.3          14.7
Beginning Balance                                1,943.1        1,698.9        1,698.9        1,270.3        1,096.0       1,081.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance                                   1,967.2        1,809.5        1,943.1        1,698.8        1,270.3       1,096.0
                                            =============  =============  =============  =============  =============  =============
LIFE INSURANCE IN FORCE (1)                  $  25,041.0    $  25,596.7    $  25,382.0    $  24,603.0    $  23,788.2    $ 20,436.1
                                            =============  =============  =============  =============  =============  =============

(1) 2004 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2005 (unaudited)
($ in millions)

Quarters ended                                                         2004                                         2005
                                            ----------------------------------------------------------  ---------------------------
                                                March          June         September      December         March          June
                                            -------------  -------------  -------------  -------------  -------------  ------------
PRE-TAX INCOME
Fees                                         $       8.0    $       7.3    $       6.8    $       7.5    $       7.4    $     10.3
Cost of Insurance                                   18.3           18.5           18.7           19.2           19.0          19.1
Interest Earned                                      1.2            1.7            1.2            1.8            1.5           1.4
Surrender Charges                                    1.7            1.4            1.8            2.1            1.9           1.7
                                            -------------  -------------  -------------  -------------  -------------  ------------
Total Revenues                                      29.2           28.9           28.5           30.6           29.8          32.5
                                            -------------  -------------  -------------  -------------  -------------  ------------
Net Death and Disability Benefits                    8.3            7.5            6.1            8.6            8.9           8.3
Incurred Expenses                                   11.7           11.9           11.7           11.7           10.6         (14.7)
Interest Credited                                    1.0            1.0            1.0             .8            1.2           1.1
                                            -------------  -------------  -------------  -------------  -------------  ------------
Total Expenses                                      21.0           20.4           18.8           21.1           20.7          (5.3)
                                            -------------  -------------  -------------  -------------  -------------  ------------
Pre-tax Income                                       8.2            8.5            9.7            9.5            9.1          37.8
                                            =============  =============  =============  =============  =============  =============

                                             ---------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                          4.0            4.2            3.0            5.1            3.6           3.4
Controllable Expenses and Other                      9.2            9.3            8.4            7.1            6.8           7.4
                                            -------------  -------------  -------------  -------------  -------------  ------------
Total Current Expenses                              13.2           13.5           11.4           12.2           10.4          10.8
Acquisition Costs Deferred                          (6.6)          (6.6)          (5.5)          (6.7)          (4.1)         (4.4)
Acquisition Costs Amortized                          5.1            5.0            5.8            6.2            4.3         (21.1)
                                            -------------  -------------  -------------  -------------  -------------  ------------
Incurred Expenses                                   11.7           11.9           11.7           11.7           10.6         (14.7)
                                            =============  =============  =============  =============  =============  =============

                                            ----------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                            67.0           60.0           45.1           73.3           63.3          49.0
Surrenders                                         (15.6)         (15.0)         (16.1)         (28.6)         (27.4)        (19.6)
Deaths                                               (.4)           (.4)           (.6)           (.8)           (.9)          (.7)
                                            -------------  -------------  -------------  -------------  -------------  ------------
Net Sales                                           51.0           44.6           28.4           43.9           35.0          28.7
Performance                                         56.5           10.0           (2.0)         114.8           (9.3)         22.0
Fees                                                (8.4)          (7.4)          (7.0)          (7.8)          (7.5)         (7.7)
Cost of Insurance                                  (17.7)         (18.0)         (18.0)         (18.7)         (18.4)        (18.6)
                                            -------------  -------------  -------------  -------------  -------------  ------------
Change in Funds Under Management                    81.4           29.2            1.4          132.2            (.2)         24.4
Beginning Balance                                1,698.9        1,780.3        1,809.5        1,810.9        1,943.1       1,942.8
                                            -------------  -------------  -------------  -------------  -------------  ------------
Ending Balance                                   1,780.3        1,809.5        1,810.9        1,943.1        1,942.9       1,967.2
                                            =============  =============  =============  =============  =============  =============

LIFE INSURANCE IN FORCE (1)                  $  25,666.8    $  25,596.7    $  25,373.0    $  25,382.0    $  25,189.9    $ 25,041.0
                                            =============  =============  =============  =============  =============  =============

(1) 2004 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2005 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005           2004           2004          2003            2002          2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                              $  5.9         $  9.3        $  19.2        $  17.3        $  11.9        $  8.6
Cost of Insurance                                   48.9           44.1           90.7           78.9           71.6          66.2
Interest Earned                                     51.6           49.9          100.3           98.3          108.4         111.9
Surrender Charges                                    1.2            1.8            3.2            2.5            3.9           4.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     107.6          105.1          213.4          196.9          195.8         190.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death Benefits and Supplemental Benefits        27.4           31.7           58.2           51.2           39.5          48.3
Incurred Expenses                                   10.0           22.5           46.2           46.0           44.3          34.6
Interest Credited                                   36.8           38.1           74.6           78.0           85.7          90.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                      74.2           92.3          179.0          175.2          169.5         173.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Pre-tax Income                                      33.4           12.8           34.4           21.7           26.3          17.4
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                         12.4           13.0           24.9           28.2           15.2           9.8
Controllable Expenses                               30.2           32.7           64.4           75.0           52.6          32.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                              42.6           45.7           89.3          103.2           67.8          41.9
Acquisition Cost Deferred                          (28.6)         (32.2)         (63.5)         (74.9)         (40.2)        (20.0)
Acquisition Cost Amortized                          (4.0)           9.0           20.4           17.7           16.7          12.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Incurred Expenses                                   10.0           22.5           46.2           46.0           44.3          34.6
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                           112.6          110.4          229.4          217.8          149.3         104.6
Surrenders                                         (48.0)         (68.9)        (126.2)        (118.6)        (107.4)        (99.0)
Deaths                                             (11.6)          (7.0)         (16.9)         (19.4)         (25.0)        (18.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                                           53.0           34.5           86.3           79.8           16.9         (12.9)
Interest Credited                                   36.9           38.1           74.6           78.0           85.8          90.4
Fees                                               (10.1)         (11.2)         (23.5)         (24.9)         (16.7)        (10.5)
Cost of Insurance                                  (48.9)         (44.1)         (90.7)         (78.9)         (71.6)        (66.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Change in Funds Under Management                    30.9           17.3           46.7           54.0           14.4            .8
Beginning Balance                                1,610.7        1,564.0        1,564.0        1,510.0        1,495.6       1,494.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Ending Fund Balance                              1,641.6        1,581.3        1,610.7        1,564.0        1,510.0       1,495.6
                                            =============  =============  =============  =============  =============  =============
LIFE INSURANCE IN FORCE                      $  14,583.3    $  13,431.3    $  14,103.7    $  12,830.3    $  10,476.7    $  9,465.6
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2005 (unaudited)
($ in millions)

PRE-TAX INCOME                                                         2004                                        2005
Quarters ended                              ----------------------------------------------------------  ---------------------------
                                                March           June        September      December         March          June
                                            -------------  -------------  -------------  -------------  -------------  ------------
Fees                                              $  4.5         $  4.8         $  5.0         $  5.0         $  4.7        $  1.2
Cost of Insurance                                   21.6           22.5           22.8           23.8           24.0          24.9
Interest Earned                                     24.0           25.9           24.4           26.0           25.4          26.2
Surrender Charges                                     .7            1.1             .5             .9             .5            .7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                      50.8           54.3           52.7           55.7           54.6          53.0
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death Benefits and Supplemental Benefits        19.3           12.3           13.1           13.4           13.9          13.5
Incurred Expenses                                   10.4           12.1           12.8           11.0           12.0          (2.0)
Interest Credited                                   19.2           19.0           18.1           18.4           18.4          18.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                      48.9           43.4           44.0           42.8           44.3          29.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Pre-tax Income                                       1.9           10.9            8.7           12.9           10.3          23.1
                                            =============  =============  =============  =============  =============  =============

                                            ----------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                          6.9            6.2            4.0            7.9            5.4           7.1
Controllable Expenses                               17.1           15.5           14.4           17.4           13.9          16.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                              24.0           21.7           18.4           25.3           19.3          23.3
Acquisition Cost Deferred                          (17.7)         (14.5)         (11.9)         (19.4)         (13.5)        (15.1)
Acquisition Cost Amortized                           4.1            4.9            6.3            5.1            6.2         (10.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Incurred Expenses                                   10.4           12.1           12.8           11.0           12.0          (2.0)
                                            =============  =============  =============  =============  =============  =============

                                            ----------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                            54.7           55.7           56.2           62.8           54.9          57.7
Surrenders                                         (31.9)         (37.0)         (27.7)         (29.6)         (23.3)        (24.7)
Deaths                                              (3.3)          (3.7)          (7.5)          (2.4)          (4.6)         (7.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                                           19.5           15.0           21.0           30.8           27.0          26.0
Interest Credited                                   19.1           19.0           18.1           18.4           18.5          18.4
Fees                                                (5.4)          (5.8)          (5.3)          (7.0)          (4.9)         (5.2)
Cost of Insurance                                  (21.6)         (22.5)         (22.8)         (23.8)         (24.0)        (24.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Change in Funds Under Management                    11.6            5.7           11.0           18.4           16.6          14.3
Beginning Balance                                1,564.0        1,575.6        1,581.3        1,592.3        1,610.7       1,627.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Ending Fund Balance                              1,575.6        1,581.3        1,592.3        1,610.7        1,627.3       1,641.6
                                            =============  =============  =============  =============  =============  =============

LIFE INSURANCE IN FORCE                      $  13,195.6    $  13,431.3    $  13,725.6    $  14,103.7    $  14,328.7    $ 14,583.3
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2005 (unaudited)
($ in millions)

LIFE INSURANCE SALE                                   YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005           2004           2004          2003            2002          2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                          $   9.8        $   9.5         $ 18.2         $ 30.1         $ 62.5        $ 53.8
Universal Life/Interest Sensitive                   25.0           23.6           47.4           67.5           36.9          14.5
Term Life                                            7.6            7.9           15.3           19.2           15.1          11.4
Participating Whole Life                                                                          0.6            4.8           9.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)               42.4           41.0           80.9          117.4          119.3          89.4
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              2.4            5.1           10.8           20.1           25.1          49.7
Universal Life/Interest Sensitive                   19.8           25.5           53.2           61.6           29.9          14.5
Participating Whole Life                                                                                         0.8           2.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                       22.2           30.6           64.0           81.7           55.8          66.6
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                             12.1           14.6           29.0           50.1           87.6         103.5
Universal Life/Interest Sensitive                   44.8           49.1          100.7          129.2           66.8          29.0
Term Life                                            7.6            7.9           15.3           19.2           15.1          11.4
Participating Whole Life                                                                          0.6            5.6          12.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)         64.5           71.6          145.0          199.1          175.1         156.0
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and
  single)                                           25.6           31.9           60.0          149.5          222.5          83.7
Annuity                                            499.5           99.7          152.6          394.9          142.6         164.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and
  Annuity Deposits                                 525.1          131.6          212.6          544.4          365.1         247.7
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT     $   2,343.1    $   1,720.2    $   1,898.5    $   1,535.5    $     864.7    $    494.1
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2005 (unaudited)
($ in millions)

LIFE INSURANCE SALES

Quarters ended                                                          2004                                    2005
                                                 ---------------------------------------------------   -----------------------
                                                     March        June      September     December        March       June
                                                 -----------  -----------  -----------  ------------   -----------  ----------

WHOLESALER CHANNEL

Variable Universal Life                           $     4.5    $     5.0    $     3.1    $      5.6     $     6.2    $     3.5
Universal Life/Interest Sensitive                      13.1         10.5         10.4          13.4          10.8         14.1
Term Life                                               3.9          4.0          3.3           4.2           3.8          3.8
                                                 -----------  -----------  -----------  ------------   -----------  -----------
Life Insurance Annualized Premium (1)                  21.5         19.5         16.8          23.2          20.8         21.4
                                                 ===========  ===========  ===========  ============   ===========  ===========

Variable Universal Life                                 2.5          2.6          2.0           3.7            .8          1.6
Universal Life/Interest Sensitive                      11.1         14.4         13.3          14.4           8.5         11.4
                                                 -----------  -----------  -----------  ------------   -----------  -----------
Life Insurance Single Premium                          13.6         17.0         15.3          18.1           9.3         13.0
                                                 ===========  ===========  ===========  ============   ===========  ===========

Variable Universal Life                                 7.0          7.5          5.1           9.3           7.0          5.1
Universal Life/Interest Sensitive                      24.2         25.0         23.7          27.8          19.3         25.5
Term Life                                               3.9          4.0          3.3           4.2           3.8          3.8
                                                 -----------  -----------  -----------  ------------   -----------  -----------
Total Wholesaler Life Insurance Premium (2)       $    35.1    $    36.5    $    32.1    $     41.3     $    30.1    $    34.4
                                                 ===========  ===========  ===========  ============   ===========  ===========

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)        17.4         14.5          3.0          25.1          14.3         11.3
Annuity                                                28.8         70.9         41.0          12.0         487.6         11.9
                                                 -----------  -----------  -----------  ------------   -----------  -----------
Total Private Placement Life and Annuity Deposits $    46.2    $    85.4    $    44.0    $     37.1     $   501.9    $    23.2
                                                 ===========  ===========  ===========  ============   ===========  ===========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT          $ 1,642.8    $ 1,720.2    $ 1,788.6    $  1,898.5     $ 2,414.5    $ 2,343.1
                                                 ===========  ===========  ===========  ============   ===========  ===========

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2005 (unaudited)
($ in millions)

                                                 YTD June                                  December 31,
                                       --------------------------  ------------------------------------------------------------
                                           2005          2004          2004           2003            2002             2001
                                       ------------  ------------  -------------  ------------  --------------  ---------------
PRE-TAX INCOME
Fees                                       $  32.6       $  31.5        $  63.8       $  57.2         $  57.4          $  65.0
Interest Earned                               81.6          75.2          158.0         150.1           109.1             51.8
Surrender Charges                              3.8           2.5            5.8           7.4             6.6              3.9
                                       ------------  ------------  -------------  ------------  --------------  ---------------
Total Revenues                               118.0         109.2          227.6         214.7           173.1            120.7
                                       ------------  ------------  -------------  ------------  --------------  ---------------

Mortality Cost                                 3.4           3.4            8.7           4.4            12.2              5.8
Incurred Expenses                             60.5          37.1           83.0          78.3            81.0             55.9
Interest Credited                             57.7          61.1          123.3         133.0            99.4             47.3
                                       ------------  ------------  -------------  ------------  --------------  ---------------
Total Expenses                               121.6         101.6          215.0         215.7           192.6            109.0
                                       ------------  ------------  -------------  ------------  --------------  ---------------

Pre-tax Income (Loss)                         (3.6)          7.6           12.6          (1.1)          (19.5)            11.7
                                       ============  ============  =============  ============  ==============  ===============

-------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                       19.0          22.9           42.7          51.1            81.3             44.1
Controllable Expenses                         18.3          28.9           48.4          66.2            67.5             76.3
                                       ------------  ------------  -------------  ------------  --------------  ---------------
Total Current Expenses                        37.3          51.8           91.1         117.3           148.8            120.4
Acquisition Cost Deferred                    (15.0)        (27.7)         (43.7)        (65.5)         (102.9)           (83.5)
Acquisition Cost Amortized                    38.2          13.0           35.6          26.5            35.1             19.0
                                       ------------  ------------  -------------  ------------  --------------  ---------------

Incurred Expenses                          $  60.5       $  37.1        $  83.0       $  78.3         $  81.0          $  55.9
                                       ============  ============  =============  ============  ==============  ===============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2005 (unaudited)
($ in millions)

PRE-TAX INCOME


Quarters ended                                                         2004                                         2005
                                            ------------------------------------------------------------  ------------------------
                                                March          June          September       December         March        June
                                            -------------  ------------   --------------   -------------  ------------  ----------
Fees                                             $  15.7       $  15.8          $  15.9         $  16.3       $  16.5      $  16.1
Interest Earned                                     37.3          37.9             39.7            43.2          41.6         39.9
Surrender Charges                                    1.1           1.4              2.1             1.2           1.9          2.0
                                            -------------  ------------   --------------   -------------  ------------  -----------
Total Revenues                                      54.1          55.1             57.7            60.7          60.0         58.0
                                            -------------  ------------   --------------   -------------  ------------  -----------

Mortality Cost                                        .8           2.6              2.9             2.4           1.2          2.2
Incurred Expenses                                   20.9          16.2             20.1            25.9          23.6         36.9
Interest Credited                                   29.3          31.7             30.8            31.3          29.2         28.5
                                            -------------  ------------   --------------   -------------  ------------  -----------
Total Expenses                                      51.1          50.5             53.8            59.6          54.0         67.6
                                            -------------  ------------   --------------   -------------  ------------  -----------

Pre-tax Income (Loss)                                3.0           4.6              3.9             1.1           6.0         (9.6)
                                            =============  ============   ==============   =============  ============  ===========

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                             12.6          10.3              9.9             9.8           9.8          9.1
Controllable Expenses                               16.1          12.8             10.1             9.5           8.5          9.8
                                            -------------  ------------   --------------   -------------  ------------  -----------
Total Current Expenses                              28.7          23.1             20.0            19.3          18.3         18.9
Acquisition Cost Deferred                          (15.0)        (12.7)            (7.9)           (8.0)         (8.2)        (6.8)
Acquisition Cost Amortized                           7.2           5.8              8.0            14.6          13.5         24.8
                                            -------------  ------------   --------------   -------------  ------------  -----------

Incurred Expenses                                $  20.9       $  16.2          $  20.1         $  25.9       $  23.6      $  36.9
                                            =============  ============   ==============   =============  ============  ===========

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Second Quarter 2005 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT (1)                             YTD June                                December 31,
                                             -------------------------   ----------------------------------------------------------
                                                  2005         2004          2004          2003           2002            2001
                                             ------------  -----------   ------------  ------------   -------------   -------------
Annuities

Deposits                                       $   674.4    $   423.9      $   670.9      $ 1,428.1      $ 2,258.4       $ 1,492.9
Surrenders                                        (568.3)      (373.8)        (802.8)        (867.2)        (754.4)         (510.6)
                                             ------------  -----------   ------------  -------------  -------------   -------------
Net Sales                                          106.1         50.1         (131.9)         560.9        1,504.0           982.3
Performance and Interest Credited                   85.7        232.3          670.7          872.1         (330.6)         (554.9)
Fees                                               (31.9)       (29.3)         (59.8)         (57.7)         (58.8)          (67.3)
Deaths                                             (39.9)       (44.8)         (81.6)         (70.4)         (40.6)          (34.3)
                                             ------------  -----------   ------------  -------------  -------------   -------------
Change in Funds Under Management                   120.0        208.3          397.4        1,304.9        1,074.0           325.8
Beginning Balance                                7,700.6      7,303.2        7,303.2        5,998.3        4,924.3         4,598.5
                                             ------------  -----------   ------------  -------------  -------------   -------------
Ending Balance                                 $ 7,820.6    $ 7,511.5      $ 7,700.6      $ 7,303.2      $ 5,998.3       $ 4,924.3
                                             ============  ===========   ============  =============  =============   =============


VA Funds in Guaranteed Interest Accounts (2)   $ 1,796.4    $ 1,974.2      $ 1,939.1      $ 2,067.4      $ 2,159.3       $   955.0
                                             ============  ===========   ============  =============  =============   =============

Fixed Annuities (2)                            $ 1,153.2    $ 1,203.4      $ 1,175.5      $ 1,216.3      $   902.1       $   442.5
                                             ============  ===========   ============  =============  =============   =============


(1) Funds restated for all periods presented due to Other Life and Annuity reclassifications. See additional information on page 4 of this supplement.
(2) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Second Quarter 2005 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT (1)                                            2004                                        2005
                                            ---------------------------------------------------------  --------------------------
Quarters ended                                  March          June        September       December        March         June
                                            -------------  ------------  -------------   ------------  -------------  -----------

Annuities
Deposits                                       $   215.0     $   208.9      $   140.8      $   106.2      $   580.9     $    93.5
Surrenders                                        (198.8)       (175.0)        (213.7)        (215.3)        (231.7)       (336.6)
                                            -------------  ------------  -------------   ------------  -------------  ------------
Net Sales                                           16.2          33.9          (72.9)        (109.1)         349.2        (243.1)
Performance and Interest Credited                  212.8          19.5            6.5          431.9           (0.6)         86.3
Fees                                               (15.3)        (14.0)         (15.1)         (15.4)         (16.2)        (15.7)
Deaths                                             (23.2)        (21.8)         (18.6)         (18.0)         (22.3)        (17.6)
                                            -------------  ------------  -------------   ------------  -------------  ------------
Change in Funds Under Management                   190.5          17.6         (100.1)         289.4          310.1        (190.1)
Beginning Balance                                7,303.2       7,493.7        7,511.3        7,411.2        7,700.6       8,010.7
                                            -------------  ------------  -------------   ------------  -------------  ------------
Ending Balance                                 $ 7,493.7     $ 7,511.3      $ 7,411.2      $ 7,700.6      $ 8,010.7     $ 7,820.6
                                            =============  ============  =============   ============  =============  ============

VA Funds in Guaranteed Interest Accounts (2)   $ 2,000.4     $ 1,974.2      $ 1,960.5      $ 1,939.1      $ 1,873.8     $ 1,796.4
                                            =============  ============  =============   ============  =============  ============

Fixed Annuities (2)                            $ 1,212.7     $ 1,203.4      $ 1,201.8      $ 1,175.5      $ 1,165.9     $ 1,153.2
                                            =============  ============  =============   ============  =============  ============

(1) Funds restated for all periods presented due to Other Life and Annuity reclassifications. See additional information on page 4 of this supplement.
(2) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION

Second Quarter 2005 (unaudited)
($ in millions)

                                                               YTD June                              December 31,
                                                    ----------------------------  --------------------------------------------------
                                                        2005            2004          2004         2003        2002         2001
                                                    -------------  -------------  -----------  -----------  -----------  -----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                              $     357.8    $     332.4    $   332.5    $   329.3    $   310.4    $   252.8
Universal Life                                             294.6          241.9        262.0        219.2        163.1        134.7
Variable Annuities                                         279.2          302.4        296.7        289.0        264.9        211.4
Fixed Annuities                                             42.5           49.5         48.3         48.0         29.2          3.5
Participating                                              570.2          579.4        576.9        576.3        572.9        531.8
Other
Offset for Unrealized Investment Gains and Losses          (83.6)         (40.4)       (86.5)       (94.1)      (106.4)       (10.5)
                                                    -------------  -------------  -----------  -----------  -----------  -----------
Total                                                $   1,460.7    $   1,465.2    $ 1,429.9    $ 1,367.7    $ 1,234.1    $ 1,123.7
                                                    =============  =============  ===========  ===========  ===========  ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS (1)
Death Benefit in Excess of Fund Value                $     425.0    $     552.0    $   441.1    $   616.9    $ 1,148.4
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                                      114.0          163.2        123.5        183.0        234.9
Statutory Reserve, Net of Reinsurance                       15.0           17.1         15.0         17.3         15.8
GAAP Reserve, Net of Reinsurance                     $       9.6    $       7.7    $     9.1    $     7.8    $     8.7
                                                    =============

(1) Comparable data is not available for 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2005 (unaudited)
($ in millions)

                                                                         2004                                      2005
                                                  ----------------------------------------------------   ------------------------
Quarters ended                                       March         June       September     December         March        June
                                                  -----------  -----------   -----------   -----------   -----------  -----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                            $   330.8    $   332.4     $   332.1     $  332.5      $   332.3    $   357.8
Universal Life                                         232.3        241.9         247.5        262.0          269.2        294.6
Variable Annuities                                     296.3        302.4         302.7        296.7          292.8        279.2
Fixed Annuities                                         48.5         49.5          48.9         48.3           46.8         42.5
Participating                                          578.3        579.4         577.6        576.9          579.9        570.2
Other
Offset for Unrealized Investment Gains and Losses     (127.7)       (40.4)        (80.1)       (86.5)         (26.7)       (83.6)
                                                  -----------  -----------   -----------   -----------   -----------  -----------
Total                                              $ 1,358.5    $ 1,465.2     $ 1,428.7     $ 1,429.9     $ 1,494.3    $ 1,460.7
                                                  ===========  ===========   ===========   ===========   ===========  ===========

---------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value              $   564.4    $   552.0     $   576.4     $   441.1     $   459.3    $   425.0
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                   166.4        163.2         173.8         123.5         130.1        114.0
Statutory Reserve, Net of Reinsurance                   16.5         17.1          18.5          15.0          15.8         15.0
GAAP Reserve, Net of Reinsurance                   $     6.9    $     7.7     $    10.3     $     9.1     $     9.3    $     9.6

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                           YTD June                               December 31,
                                               --------------------------   ------------------------------------------------------
                                                   2005          2004          2004          2003           2002          2001
                                               -----------   ------------   -----------   -----------   ------------  ------------
Investment Management Fees                      $    96.1     $    111.7     $   219.0     $   205.5     $    219.2    $    211.9
Mutual Funds - Ancillary Fees (1)                    19.9           19.2          38.3          35.5           38.7          47.1
Other Revenue                                         2.9            5.0           7.7           9.3           10.2          12.9
                                               -----------   ------------   -----------   -----------   ------------  ------------
Total Revenues                                      118.9          135.9         265.0         250.3          268.1         271.9
                                               -----------   ------------   -----------   -----------   ------------  ------------

Employment Expenses                                  56.5           67.4         132.6         129.6          134.9         123.3
Other Operating Expenses (1)                         43.2           45.3          85.9          86.7           93.4         103.0
Amortization of Intangibles                          16.7           16.6          33.8          33.2           32.5          49.0
Intangible Asset Impairments                                                                                   66.3
                                               -----------   ------------   -----------   -----------   ------------  ------------
Total Operating Expenses                            116.4          129.3         252.3         249.5          327.1         275.3
                                               -----------   ------------   -----------   -----------   ------------  ------------

Management Income (Loss)                              2.5            6.6          12.7            .8          (59.0)         (3.4)
Other Income - Net                                    1.0             .8           1.7           2.5            1.0           1.6
Minority Interest                                    (5.1)          (7.2)        (14.3)        (12.0)         (11.9)         (6.9)
                                               -----------   ------------   -----------   -----------   ------------  ------------
Segment Income (Loss), before income taxes           (1.6)            .2            .1          (8.7)         (69.9)         (8.7)
Applicable Income taxes (Benefit)                     (.4)            .4           2.3          (3.3)          (6.0)          2.6
                                               -----------   ------------   -----------   -----------   ------------  ------------
Segment Income (Loss)                           $    (1.2)    $     (0.2)    $    (2.2)    $    (5.4)    $    (63.9)   $    (11.3)
                                               ===========   ============   ===========   ===========   ============  ============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                    2004                                          2005
                                            ------------------------------------------------------  -----------------------------
Quarters ended                                 March        June       September       December         March            June
                                            -----------  ----------  --------------  -------------  --------------  -------------
Investment Management Fees                   $    57.3    $   54.4     $      52.6    $      54.7    $       49.5    $      46.6
Mutual Funds - Ancillary Fees (1)                  9.7         9.5             9.4            9.8             9.8           10.1
Other Revenue                                      2.8         2.2             1.4            1.3             1.3            1.7
                                            -----------  ----------   ------------   -------------  --------------  -------------
Total Revenues                                    69.8        66.1            63.4           65.8            60.6           58.4
                                            -----------  ----------   ------------   -------------  --------------  -------------

Employment Expenses                               34.8        32.6            31.3           33.8            29.2           27.3
Other Operating Expenses (1)                      23.3        22.0            20.6           20.1            21.9           21.3
Amortization of Intangibles                        8.3         8.3             8.5            8.7             8.4            8.3
                                            -----------  ----------   -------------  -------------  --------------   ------------
Total Operating Expenses                          66.4        62.9            60.4           62.6            59.5           56.9
                                            -----------  ----------   -------------  -------------  --------------  -------------

Management Income (Loss)                           3.4         3.2             3.0            3.2             1.1            1.5
Other Income - Net                                  .4          .3              .3             .6              .4             .6
Minority Interest                                 (3.7)       (3.4)           (3.3)          (3.9)           (3.2)          (2.0)
                                            -----------  ----------   -------------  -------------  --------------  -------------
Segment Income (Loss), before income taxes          .1          .1              .0            (.1)           (1.7)            .1
Applicable Income Taxes (Benefit)                   .4          .0              .0            1.9             (.5)            .1
                                            -----------  ----------   -------------  -------------  --------------  -------------
Segment Income (Loss)                        $    (0.3)   $    0.1     $        .0    $      (2.0)   $       (1.2)   $      (0.0)
                                            ===========  ==========   =============  =============  ==============  =============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2005 (unaudited)
($ in millions)

                                                              YTD June                              December 31,
                                                    -------------------------- -----------------------------------------------------
                                                       2005          2004         2004          2003          2002         2001
                                                    ------------  ------------ ------------  ------------ ------------ -------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                              $    954.1    $  1,107.6   $  2,109.9    $  2,268.3   $  4,421.1    $  2,721.8
Outflows                                               (2,692.6)     (2,090.2)    (5,203.0)     (2,656.6)    (2,716.4)     (2,546.4)
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Net Flows                                              (1,738.5)       (982.6)    (3,093.1)       (388.3)     1,704.7         175.4
Performance                                              (472.7)        447.0        950.3       1,537.5     (3,278.2)     (3,545.8)
Other                                                    (421.4)                                              1,330.0
Acquisitions (Divestitures)                                                                                   5,914.3         748.6
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Change in Assets Under Management                      (2,632.6)       (535.6)    (2,142.8)      1,149.2      5,670.8      (2,621.8)
Beginning Balance                                      13,515.6      15,658.4     15,658.4      14,509.2      8,838.4      11,460.2
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Ending Balance                                         10,883.0      15,122.8     13,515.6      15,658.4     14,509.2       8,838.4
                                                    ------------  ------------ ------------  ------------ ------------  ------------

MUTUAL FUNDS:(1)
Inflows                                                 1,114.8         979.3      1,816.0       1,744.8      1,513.1       1,660.1
Outflows                                               (1,398.6)     (1,223.9)    (2,301.9)     (2,039.8)    (2,379.2)     (2,449.9)
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Net Flows                                                (283.8)       (244.6)      (485.9)       (295.0)      (866.1)       (789.8)
Performance                                                12.0          71.0        975.5       1,946.3     (2,406.0)     (2,985.3)
Other                                                      84.7         (29.7)       273.5        (182.2)      (153.7)       (148.9)
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Change in Assets Under Management                        (187.1)       (203.3)       763.1       1,469.1     (3,425.8)     (3,924.0)
Beginning Balance                                      14,498.7      13,735.6     13,735.6      12,266.5     15,692.3      19,616.3
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Ending Balance                                         14,311.6      13,532.3     14,498.7      13,735.6     12,266.5      15,692.3
                                                    ------------  ------------ ------------  ------------ ------------  ------------

INSTITUTIONAL PRODUCTS:(1)
Inflows                                                 4,443.9       1,530.3      2,743.9       2,974.7      4,312.6       4,989.2
Outflows                                               (2,762.6)     (3,534.1)    (5,750.9)     (3,452.2)    (4,480.0)     (3,766.9)
                                                    ------------  ------------ ------------  ------------ ------------ -------------
Net Flows                                               1,681.3      (2,003.8)    (3,007.0)       (477.5)      (167.4)      1,222.3
Performance                                               128.4          74.3        997.2       2,304.3     (2,178.9)       (723.4)
Other                                                     410.7          50.3         37.5         (19.9)    (1,294.6)        272.6
Acquisitions (Divestitures)                                                                                   1,507.7         105.9
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Change in Assets Under Management                       2,220.5      (1,879.2)    (1,972.3)      1,806.9     (2,133.2)        877.4
Beginning Balance                                      14,894.2      16,866.5     16,866.5      15,059.6     17,192.8      16,315.4
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Ending Balance                                         17,114.6      14,987.3     14,894.2      16,866.5     15,059.6      17,192.8
                                                    ------------  ------------ ------------  ------------ ------------  ------------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:(1)
Inflows                                                 6,512.8       3,617.2      6,669.8       6,987.8     10,246.8       9,371.1
Outflows                                               (6,853.8)     (6,848.2)   (13,255.8)     (8,148.6)    (9,575.6)     (8,763.2)
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Net Flows                                                (341.0)     (3,231.0)    (6,586.0)     (1,160.8)       671.2         607.9
Performance                                              (332.3)        592.3      2,923.0       5,788.1     (7,863.1)     (7,254.5)
Other                                                      74.0          20.6        311.0        (202.1)      (118.3)        123.7
Acquisitions (Divestitures)                                                                                   7,422.0         854.5
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Change in Assets Under Management                        (599.3)     (2,618.1)    (3,352.0)      4,425.2        111.8      (5,668.4)
Beginning Balance                                      42,908.5      46,260.5     46,260.5      41,835.3     41,723.5      47,391.9
                                                    ------------  ------------ ------------  ------------ ------------  ------------
Ending Balance                                       $ 42,309.2    $ 43,642.4   $ 42,908.5    $ 46,260.5   $ 41,835.3   $  41,723.5
                                                    ============  ============ ============  ============ ============ =============

Variable Product Change in Assets Under
Management included in Mutual Funds above            $   (177.7)   $      5.9   $    211.7    $    200.4   $   (686.5)  $    (734.7)
                                                    ============  ============ ============  ============ ============ =============

(1) Effective in 2004, closed-end mutual funds were reclassified from institutional products to mutual funds, and the general account assets of our life companies were removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2005 (unaudited)
($ in millions)

                                                                       2004                                         2005
                                             ---------------------------------------------------------   ---------------------------
Quarters ended                                   March          June        September       December        March           June
                                             ------------   ------------   ------------   ------------   ------------   ------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                       $    649.8     $    457.8     $    646.2     $    356.1     $    508.1     $    446.0
Outflows                                          (927.3)      (1,162.9)      (1,175.1)      (1,937.7)      (1,499.8)      (1,192.8)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                         (277.5)        (705.1)        (528.9)      (1,581.6)        (991.7)        (746.8)
Performance                                        315.9          131.1         (708.6)       1,211.9         (527.9)          55.2
Other                                                                                                                        (421.4)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                   38.4         (574.0)      (1,237.5)        (369.7)      (1,519.6)      (1,113.0)
Beginning Balance                               15,658.4       15,696.8       15,122.8       13,885.3       13,515.6       11,996.0
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                  15,696.8       15,122.8       13,885.3       13,515.6       11,996.0       10,883.0
                                             ------------   ------------   ------------   ------------   ------------   ------------

MUTUAL FUNDS: (1)
Inflows                                            611.9          367.4          344.2          492.4          549.2          565.6
Outflows                                          (573.1)        (650.8)        (469.5)        (608.5)        (793.3)        (605.4)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                           38.8         (283.4)        (125.3)        (116.1)        (244.1)         (39.8)
Performance                                        347.9         (276.8)         (22.1)         926.6         (372.4)         384.5
Other                                              (57.6)          27.9           25.6          277.6           (5.7)          90.4
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                  329.1         (532.3)        (121.8)       1,088.1         (622.2)         435.1
Beginning Balance                               13,735.6       14,064.7       13,532.4       13,410.6       14,498.7       13,876.5
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                  14,064.7       13,532.4       13,410.6       14,498.7       13,876.5       14,311.6
                                             ------------   ------------   ------------   ------------   ------------   ------------

INSTITUTIONAL PRODUCTS: (1)
Inflows                                            597.4          932.9          818.9          394.8        4,003.8          440.1
Outflows                                          (798.5)      (2,735.6)        (928.7)      (1,288.1)      (1,313.3)      (1,449.2)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                         (201.1)      (1,802.7)        (109.8)        (893.3)       2,690.5       (1,009.1)
Performance                                        235.4         (161.2)         157.7          765.2         (229.3)         357.6
Other                                               (6.3)          56.6           (9.9)          (2.9)          (3.0)         413.7
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                   28.0       (1,907.3)          38.0         (131.0)       2,458.2         (237.8)
Beginning Balance                               16,866.5       16,894.5       14,987.2       15,025.2       14,894.2       17,352.4
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                  16,894.5       14,987.2       15,025.2       14,894.2       17,352.4       17,114.6
                                             ------------   ------------   ------------   ------------   ------------   ------------

TOTAL PRIVATE CLIENT AND
  INSTITUTIONAL PRODUCTS: (1)
Inflows                                          1,859.1        1,758.1        1,809.3        1,243.3        5,061.1        1,451.7
Outflows                                        (2,298.9)      (4,549.3)      (2,573.3)      (3,834.3)      (3,606.4)      (3,247.4)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                         (439.8)      (2,791.2)        (764.0)      (2,591.0)       1,454.7       (1,795.7)
Performance                                        899.2         (306.9)        (573.0)       2,903.7       (1,129.6)         797.3
Other                                              (63.9)          84.5           15.7          274.7           (8.7)          82.7
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                  395.5       (3,013.6)      (1,321.3)         587.4          316.4         (915.7)
Beginning Balance                               46,260.5       46,656.0       43,642.4       42,321.1       42,908.5       43,224.9
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                $ 46,656.0     $ 43,642.4     $ 42,321.1     $ 42,908.5     $ 43,224.9     $ 42,309.2
                                             ============   ============   ============   ============   ============   ============

Variable Product Change in Assets
  Under Management included in
  Mutual Funds above                          $     10.8     $     (4.9)    $    (39.0)    $    244.7     $   (132.1)    $    (45.7)
                                             ============   ============   ============   ============   ============   ============


(1) Effective in 2004, closed-end mutual funds were reclassified from institutional products to mutual funds, and the general account assets of our life companies were removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Second Quarter 2005 (unaudited)
($ in millions)

                                                       YTD June                                   December 31,
                                             ---------------------------   ---------------------------------------------------------
                                                 2005           2004           2004           2003           2002           2001
                                             ------------   ------------   ------------   ------------   ------------   ------------
SEGMENT INCOME
Operating Gain (Loss)                         $      7.2     $     (2.1)    $     (1.8)    $     (5.8)    $     (7.4)    $     (7.3)
Realized Gains (Losses) on Cash and
  Stock Distributions                                7.9           (1.0)           7.4            4.9           (4.7)          26.2
Change in Unrealized Gains on
  Investments Held in Partnerships                 (14.6)          19.1           13.7           37.1          (47.2)        (178.5)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Equity in Partnership Earnings,
  before income taxes                                 .5           16.0           19.3           36.2          (59.3)        (159.6)
Applicable Income Taxes (Benefit)                     .2            5.6            6.7           12.7          (20.7)         (55.9)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Income (Loss)                                 .3           10.4           12.6           23.5          (38.6)        (103.7)
                                             ============   ============   ============   ============   ============   ============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                    13.7           20.5           37.7           31.0           42.2           47.0
Equity In Earnings (Losses)
  of Partnerships                                     .5           16.0           19.3           36.2          (59.3)        (159.6)
Distributions                                      (27.6)         (26.6)         (50.4)         (32.2)         (41.8)         (63.0)
Sale of Partnership Interests and
  Transfer to Closed Block                                                                      (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                                                        (14.3)          (5.0)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Venture Capital Investments              (13.4)           9.9            6.6          (31.5)         (63.9)        (175.6)
Beginning Balance                                  202.9          196.3          196.3          227.8          291.7          467.3
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                $    189.6     $    206.2     $    202.9     $    196.3     $    227.8     $    291.7
                                             ============   ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Second Quarter 2005 (unaudited)
($ in millions)

                                                                       2004                                         2005
                                             ---------------------------------------------------------   ---------------------------
Quarters ended                                  March           June        September       December        March           June
                                             ------------   ------------   ------------   ------------   ------------   ------------
SEGMENT INCOME
Operating Gain (Loss)                         $    (0.7)     $     (1.4)    $      0.2     $      0.2     $     10.9     $     (3.7)
Realized Gains (Losses) on Cash and
  Stock Distributions                              (3.4)            2.4            5.4            3.0             .2            7.7
Change in Unrealized Gains on Investments
  Held in Partnerships                             15.7             3.4           (9.5)           4.0          (13.3)          (1.3)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Equity in Partnership Earnings,
  before income taxes                              11.6             4.4           (3.9)           7.2           (2.2)           2.7
Applicable Income Taxes (Benefit)                   4.1             1.6           (1.4)           2.5            (.8)           1.0
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Income (Loss)                               7.5             2.9           (2.5)           4.7           (1.4)           1.7
                                             ============   ============   ============   ============   ============   ============

-----------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                    7.9            12.6            8.5            8.7            9.5            4.2
Equity In Earnings (Losses) of Partnerships        11.6             4.4           (3.9)           7.2           (2.2)           2.7
Distributions                                     (13.6)          (13.0)         (12.9)         (10.9)         (13.0)         (14.6)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Venture Capital Investments               5.9             4.0           (8.3)           5.0           (5.7)          (7.7)
Beginning Balance                                 196.3           202.2          206.2          197.9          202.9          197.2
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                $   202.2      $    206.2     $    197.9     $    202.9     $    197.2     $    189.5
                                             ============   ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                         YTD June                                   December 31,
                                             ---------------------------   ---------------------------------------------------------
                                                 2005           2004           2004           2003           2002           2001
                                             ------------   ------------   ------------   ------------   ------------   ------------
Corporate Investment Income                   $       .2     $       .4     $       .4     $      4.3     $      1.5     $      7.2
Interest Expense on Indebtedness                   (22.5)         (19.7)         (40.8)         (39.6)         (31.4)         (27.3)
Corporate Expenses                                 (11.0)          (8.2)         (18.9)         (11.0)         (10.4)         (19.9)
Other                                                 .6           (1.2)            .2           (1.5)            .3            5.3
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Loss, Before Income Taxes                  (32.7)         (28.7)         (59.1)         (47.8)         (40.0)         (34.7)
Applicable Income Tax Benefit                      (11.7)         (10.4)         (22.9)         (18.8)         (29.8)         (20.9)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Loss                                  $    (21.0)    $    (18.3)    $    (36.2)    $    (29.0)    $    (10.2)    $    (13.8)
                                             ============   ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                           2004                                      2005
                                             ---------------------------------------------------------   ---------------------------
Quarters ended                                   March          June        September       December        March           June
                                             ------------   ------------   ------------   ------------   ------------   ------------
Corporate Investment Income (Loss)            $       .9     $      (.4)                                  $       .1     $       .1
Interest Expense on Indebtedness                    (9.8)          (9.9)    $    (10.1)    $    (11.0)         (11.1)         (11.4)
Corporate Expenses                                  (3.9)          (4.3)          (5.1)          (5.6)          (5.8)          (5.2)
Other                                                 .1           (1.4)           (.7)           2.1             .5             .1
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Loss, Before Income Taxes                  (12.7)         (16.0)         (15.9)         (14.5)         (16.3)         (16.4)
Applicable Income Tax Benefit                       (4.4)          (6.0)          (5.2)          (7.4)          (5.7)          (5.9)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Segment Loss                                  $     (8.3)    $    (10.0)    $    (10.7)    $     (7.1)    $    (10.6)    $    (10.5)
                                             ============   ============   ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2005 (unaudited)
($ in millions)

                                                       YTD June                                   December 31,
                                             ---------------------------   ---------------------------------------------------------
                                                 2005           2004           2004           2003           2002           2001
                                             ------------   ------------   ------------   ------------   ------------   ------------
REVENUES
Premiums                                      $    455.9     $    470.9     $    990.6     $  1,042.2     $  1,082.0     $  1,112.7
Insurance and Investment Product Fees              256.4          270.1          534.9          500.9          493.8          469.7
Broker-dealer commission and
  distribution fee revenues                         13.9           44.5           56.9           81.5           85.0           96.3
Net Investment Income                              536.8          537.0        1,075.7        1,107.4          940.5          882.9
Unrealized Gain on Trading Equity Securities          .0             .0           85.9
Net Realized Investment Gains (Losses)             (25.7)          16.9            (.8)         (98.5)        (133.9)         (84.9)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Total Revenues                                   1,237.3        1,339.4        2,743.2        2,633.5        2,467.4        2,476.7
                                             ------------   ------------   ------------   ------------   ------------   ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                               683.3          686.9        1,422.2        1,454.0        1,436.1        1,406.7
Policyholder Dividends                             167.2          211.2          404.7          418.8          401.8          400.1
Policy Acquisition Cost Amortization                38.1           45.7          110.2           94.1           59.2          133.0
Intangible Asset Impairments                                                                                    66.3
Intangible Asset Amortization                       17.2           16.6           33.8           33.2           32.5           49.4
Interest Expense on Indebtedness                    22.5           19.7           40.8           39.6           31.4           27.3
Interest Expense on Non-recourse
  Collateralized Obligations                        19.2           16.4           33.6           48.9           30.5           42.3
Demutualization Expenses                              .0             .0                                                        25.9
Other Operating Expenses                           244.5          299.3          560.7          565.1          613.2          654.1
                                             ------------   ------------   ------------   ------------   ------------   ------------
Total Expenses                                   1,192.0        1,295.8        2,606.0        2,653.7        2,671.0        2,738.8
                                             ------------   ------------   ------------   ------------   ------------   ------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                            45.3           43.6          137.2          (20.2)        (203.6)        (262.1)
Applicable Income Taxes (Benefit)                   13.0           13.3           40.5          (18.3)         (58.8)        (108.7)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Income (Loss) from Continuing Operations
  before Minority Interest                          32.3           30.3
  and equity in undistributed earnings
  (losses) of affiliates                                                          96.7           (1.9)        (144.8)        (153.4)
Minority Interest in Net Income of
  Subsidiaries                                       (.5)                                         (.4)           (.5)           (.3)
Equity in undistributed earnings
  (losses) of affiliates                                             .6          (10.4)          (1.8)           4.6            6.4
                                             ------------   ------------   ------------   ------------   ------------   ------------

Income (Loss) from Continuing Operations            31.8           30.9           86.3           (4.1)        (140.7)        (147.3)
Discontinued Operations
  Income (Loss) from Discontinued Operations                         .1             .1           (2.1)          (1.3)          (2.5)
                                             ------------   ------------   ------------   ------------   ------------   ------------

Income (Loss) Before Cumulative Effect
  of Accounting Changes                             31.8           31.0           86.4           (6.2)        (142.0)        (149.8)

Cumulative Effect of Accounting Changes:
  Goodwill and Other Intangible Assets                                                                        (130.3)
  Venture Capital Partnerships                                                                                                (48.8)
  Securitized Financial Instruments                                                                                           (20.5)
  Derivative Financial Instruments                                                                                              3.9
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Income (Loss)                             $     31.8     $     31.0     $     86.4     $     (6.2)    $   (272.3)    $   (215.2)
                                             ============   ============   ============   ============   ============   ============


(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2005 (unaudited)
($ in millions)

                                                                                   2004                                2005
                                                            ------------------------------------------------  ----------------------
Quarters ended                                                 March        June      September    December      March       June
                                                            -----------  ----------  -----------  ----------  ----------  ----------
REVENUES
Premiums                                                     $   232.7    $  238.2    $   268.8    $  250.9    $  226.8    $  229.1
Insurance and Investment Product Fees                            136.1       134.0        130.1       134.7       129.0       127.4
Broker-dealer commission and distribution fee revenues            24.3        20.2          5.7         6.7         6.8         7.1
Net Investment Income                                            277.7       259.3        265.0       273.7       268.7       268.1
Unrealized Gain on Trading Equity Securities                                                           85.9
Net Realized Investment Gains (Losses)                             2.5        14.4         (9.1)       (8.6)      (17.9)       (7.8)
                                                            -----------  ----------  -----------  ----------  ----------  ----------
Total Revenues                                                   673.3       666.1        660.5       743.3       613.4       623.9
                                                            -----------  ----------  -----------  ----------  ----------  ----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities               345.6       341.3        373.3       362.0       343.3       340.0
Policyholder Dividends                                           105.9       105.3         98.6        94.9        83.8        83.4
Policy Acquisition Cost Amortization                              22.6        23.1         30.6        33.9        28.2         9.9
Intangible Asset Amortization                                      8.3         8.3          8.5         8.7         8.4         8.8
Interest Expense on Indebtedness                                   9.8         9.9         10.1        11.0        11.1        11.4
Interest Expense on Non-recourse Collateralized Obligations        8.9         7.5          9.1         8.1         8.9        10.3
Other Operating Expenses                                         149.1       150.2        123.9       137.5       117.3       127.3
                                                            -----------  ----------  -----------  ----------  ----------  ----------
Total Expenses                                                   650.2       645.6        654.1       656.1       600.9       591.1
                                                            -----------  ----------  -----------  ----------  ----------  ----------
Income from Continuing Operations before Income Taxes,
  Minority Interest and equity in undistributed earnings
  (losses) of affiliates                                          23.1        20.5          6.4        87.2        12.5        32.8
Applicable Income Taxes (Benefit)                                  7.1         6.2          (.6)       27.8         2.8        10.2
                                                            -----------  ----------  -----------  ----------  ----------  ----------
Income (Loss) from Continuing Operations
  before Minority Interest and equity in undistributed
  earnings (losses) of affiliates                                 16.0        14.3          7.0        59.4         9.7        22.6
Minority Interest in Net Income of Subsidiaries                                                                     (.3)        (.2)
Equity in undistributed earnings (loss) of affiliates               .3          .3           .1       (11.1)
                                                            -----------  ----------  -----------  ----------  ----------  ----------
Income from Continuing Operations                                 16.3        14.6          7.1        48.3         9.4        22.4
Income (Loss) from Discontinued Operations                          .3         (.2)
                                                            -----------  ----------  -----------  ----------  ----------  ----------
Net Income                                                   $    16.6    $   14.4    $     7.1    $   48.3    $    9.4    $   22.4
                                                            ===========  ==========  ===========  ==========  ==========  ==========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING SECOND QUARTER 2005 INCOME STATEMENT
Second Quarter 2005 (unaudited)
($ in millions)

                                                                                                           Exclusions from
Year-to-Date June 30, 2005                              Operating Segments      Other Segments              Segment Income
                                                     ----------------------- --------------------- ---------------------------------
                                                       Life                              Corporate   Realized
                                                         &         Asset       Venture       &      Investment         Intra-Segment
                                        Consolidated  Annuity    Management    Capital     Other      Losses    Other   Eliminations
                                        ------------ ---------- ------------ ---------- ---------- ----------- -------- ------------
REVENUES
Premiums                                 $    455.9   $  455.9
Insurance and Investment Product Fees         256.4      152.0   $    106.0                                              $     (1.6)
Broker-dealer commission and
distribution fee revenues                      13.9                    13.9
Net Investment Income                         536.8      501.1                $     .5   $   29.4                               5.8
Net Realized Investment Gains                 (25.7)                                                $   (25.7)
                                        ------------ ---------- ------------ ---------- ---------- ----------- -------- ------------
      Total Revenues                        1,237.3    1,109.0        119.9         .5       29.4       (25.7)                  4.2
                                        ------------ ---------- ------------ ---------- ---------- ----------- -------- ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                          683.3      678.8                                4.5
Policyholder Dividends                        167.2      178.3                                          (11.1)
Policy Acquisition Cost Amortization           38.1       41.9                                           (3.8)
Intangible Asset Amortization                  17.2                    16.7                                     $   .5
Interest Expense on Indebtedness               22.5                                          22.5
Interest Expense on Non-recourse
  Collateralized Obligations                   19.2                                          19.2
Other Operating Expenses                      244.5      107.3        104.8                  15.9                 12.3          4.2
                                        ------------ ---------- ------------ ---------- ---------- ----------- -------- ------------
      Total Expenses                        1,192.0    1,006.3        121.5                  62.1       (14.9)    12.8          4.2
                                        ------------ ---------- ------------ ---------- ---------- ----------- -------- ------------
Income (Loss) from Continuing
  Operations before Income Taxes,
  Taxes, Minority Interest and
  equity in undistributed earnings
  (losses) of affiliates                       45.3      102.7         (1.6)        .5      (32.7)      (10.8)   (12.8)
Applicable Income Taxes (Benefit)              13.0       33.1          (.4)        .2      (11.7)       (3.5)    (4.7)
                                        ------------ ---------- ------------ ---------- ---------- ----------- -------- ------------
Income (Loss) from Continuing
  Operations before Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                       32.3       69.6         (1.2)        .3      (21.0)       (7.3)    (8.1)
Minority Interest in Net Income of
  Subsidiaries                                  (.5)                                                               (.5)
                                        ------------ ---------- ------------ ---------- ---------- ----------- -------- ------------

Income (Loss) from Continuing
  Operations                             $     31.8   $   69.6   $     (1.2) $      .3   $  (21.0)  $    (7.3)  $ (8.6)  $      0.0
                                        ============ ========== ============ ========== ========== =========== ======== ============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Second Quarter 2005 (unaudited)
($ in millions, except par value)

                                                                                             December 31,
                                                       June       ------------------------------------------------------------------
                                                       2005            2004              2003            2002              2001
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Available-for-Sale Debt Securities,
  at fair value                                   $    13,767.0    $    13,476.3    $    13,273.0    $    11,889.5    $     9,774.1
Available-for-Sale Equity Securities,
  at fair value                                           275.0            304.3            312.0            385.9            287.7
Trading Equity Securities, at fair value                                    87.3
Mortgage Loans, at unpaid principal balances              164.9            207.9            284.1            468.8            535.8
Policy Loans, at unpaid principal balances              2,212.0          2,196.7          2,241.4          2,195.9          2,172.2
Venture Capital Partnerships, at equity in
  net assets                                              254.5            255.3            234.9            228.6            291.7
Affiliate Equity and Debt Securities, at
  cost plus equity in undistributed earnings                                                 47.5            134.7            150.6
Other Investments                                         358.1            371.8            402.0            398.9            376.0
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
                                                       17,031.5         16,899.6         16,794.9         15,702.3         13,588.1
Available-for-Sale Investments Pledged as
  Collateral, at fair value                             1,222.4          1,278.8          1,350.0          1,358.7            550.6
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
     Total Investments                                 18,253.9         18,178.4         18,144.9         17,061.0         14,138.7
Cash and Cash Equivalents                                 361.4            435.0            447.9          1,110.5            823.3
Deferred Policy Acquisition Costs                       1,460.7          1,429.9          1,367.7          1,234.1          1,123.7
Goodwill and Other Intangible Assets                      720.2            735.6            755.0            747.7            858.6
Other Assets                                              637.6            633.4            760.5            711.4            566.1
Separate Account Assets                                 7,216.9          6,950.3          6,083.2          4,371.2          5,025.2
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
     Total Assets                                 $    28,650.7    $    28,362.6    $    27,559.2    $    25,235.9    $    22,535.6
                                                 ===============  ===============  ===============  ===============  ===============

LIABILITIES:
Policy Liabilities and Accruals                   $    13,328.7    $    13,132.3    $    13,088.6    $    12,680.0    $    11,846.4
Policyholder Deposit Funds                              3,321.8          3,492.4          3,642.7          3,395.7          1,515.2
Indebtedness                                              689.1            690.8            639.0            644.3            599.3
Stock Purchase Contracts                                  124.6            131.9            128.8            137.6
Other Liabilities                                         608.1            587.3            557.1            570.8            614.1
Non-recourse Collateralized Debt
  Obligation Liabilities                                1,323.0          1,355.2          1,472.0          1,609.5            632.7
Separate Account Liabilities                            7,216.9          6,950.3          6,083.2          4,371.2          5,020.1
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
     Total Liabilities and minority interest           26,612.2         26,340.2         25,611.4         23,409.1         20,227.8
                                                 ---------------  ---------------  ---------------  ---------------  ---------------

STOCKHOLDERS' EQUITY:

Common stock, $.01 par value, 1.0 billion
  shares authorized; 94,079,400 shares
  outstanding (June 30, 2005)                               1.0              1.0              1.0              1.0              1.0
Additional paid in capital                              2,438.1          2,435.2          2,431.4          2,424.4          2,413.3
Deferred Compensation on Restricted Stock
  Units                                                    (4.2)            (3.6)            (3.6)
Accumulated Earnings (Deficit)                           (269.8)          (285.6)          (355.3)          (331.4)           (43.3)
Treasury stock, at cost: 11,328,018 shares
  (June 30, 2005)                                        (179.5)          (182.6)          (189.4)          (195.7)           (66.0)
Accumulated Other Comprehensive Income (Loss)              52.9             58.0             63.7            (71.5)             2.8
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
     Total Stockholders' Equity                         2,038.5          2,022.4          1,947.8          1,826.8          2,307.8
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
     Total Liabilities, Minority Interest
       and Stockholders' Equity                   $    28,650.7    $    28,362.6    $    27,559.2    $    25,235.9    $    22,535.6
                                                 ===============  ===============  ===============  ===============  ===============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Second Quarter 2005 (unaudited)
($ in millions)

                                              Total Debt Securities         Public Debt Securities        Private Debt Securities
                                             6/30/2005      12/31/04       6/30/2005      12/31/04       6/30/2005       12/31/04
                                           ------------   ------------   ------------   ------------   -------------   ------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                                    $  8,901.4     $  8,668.9     $  7,270.0     $  7,123.2     $   1,631.4     $  1,545.7
BBB                                            3,770.7        3,733.3        2,490.7        2,493.6         1,280.0        1,239.7
                                           ------------   ------------   ------------   ------------   -------------   ------------
     Total Investment Grade                   12,672.1       12,402.2        9,760.7        9,616.8         2,911.4        2,785.4
BB                                               838.6          814.6          743.1          698.6            95.5          116.0
B                                                165.2          150.9          119.1           97.3            46.1           53.6
CCC and Lower                                     65.3           68.9           55.4           51.1             9.9           17.8
In or Near Default                                25.8           39.7           22.2           36.1             3.6            3.6
                                           ------------   ------------   ------------   ------------   -------------   ------------
     Total Debt Securities                  $ 13,767.0     $ 13,476.3     $ 10,700.5     $ 10,499.9     $   3,066.5     $  2,976.4
                                           ============   ============   ============   ============   =============   ============

% Below Investment Grade                           8.0%           8.0%           8.8%           8.4%            5.1%           6.4%

-----------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON
  DEBT AND EQUITY SECURITIES
As of March 31, 2005                                  Total                  Outside Closed Block             Closed Block
                                            --------------------------   ---------------------------   ----------------------------
                                              Gains          Losses         Gains          Losses         Gains           Losses
                                           ------------   ------------   ------------   ------------   ------------    ------------
Total Debt Securities                       $    679.4     $    (64.6)    $    192.1     $    (45.6)    $    487.3      $    (19.0)
Equity Securities                                103.7           (2.8)          89.6           (0.7)          14.1            (2.1)
                                           ------------   ------------   ------------   ------------   ------------    ------------
     Total Unrealized Gains (Losses)             783.1          (67.4)         281.7          (46.3)         501.4           (21.1)
                                           ------------   ------------   ------------   ------------   ------------    ------------

Applicable Policyholder Dividend
  Obligation                                     501.4          (21.1)           0.0            0.0          501.4           (21.1)
Applicable Deferred Acquisition
  Cost (Credit)                                   96.4          (15.5)          96.4          (15.5)           0.0             0.0
Applicable Deferred Income Tax
  (Benefit)                                       64.9          (10.8)          64.9          (10.8)           0.0             0.0
                                           ------------   ------------   ------------   ------------   ------------    ------------
Total Offsets to Net Unrealized
  Gains (Losses)                                 662.7          (47.4)         161.3          (26.3)         501.4           (21.1)
                                           ------------   ------------   ------------   ------------   ------------    ------------
     Net Unrealized Gains (Losses)          $    120.4     $    (20.0)    $    120.4     $    (20.0)    $      0.0      $      0.0
                                           ============   ============   ============   ============   ============    ============
                                            $    100.4                    $    100.4                    $      0.0
                                           ============                  ============                  ============


(1)  Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2005 (Quarters unaudited)
($ in millions)

Quarters ended                                                     YTD June                           December 31,
                                                          ---------------------------   -------------------------------------------
                                                              2005           2004           2004           2003            2002
                                                          ------------   ------------   ------------   -------------   ------------
GAAP NET INVESTMENT INCOME
Debt Securities                                            $    396.7     $    383.5     $    772.1     $    765.5      $    730.8
Equity Securities                                                 5.1            2.0            4.5            4.6             4.2
Mortgages                                                        10.6           11.3           22.5           32.6            40.4
Policy Loans                                                     81.3           83.9          167.1          171.7           171.8
Venture Capital                                                    .5           19.4           25.5           49.1           (59.3)
Cash & Cash Equivalents                                           3.5            1.7            4.9            7.0            11.9
Other (2)                                                        20.8           20.6           48.8           35.0            18.9
                                                          ------------   ------------   ------------   -------------   ------------
Total Cash and Invested Assets                                  518.5          522.4        1,045.4        1,065.5           918.7
                                                          ------------   ------------   ------------   -------------   ------------

Investment Expenses                                               5.1            4.7            9.8           10.0             9.2
                                                          ------------   ------------   ------------   -------------   ------------
Total Net Investment Income                                $    513.4     $    517.7     $  1,035.6     $  1,055.5      $    909.5
                                                          ============   ============   ============   =============   ============

ANNUALIZED YIELDS
Debt Securities                                                  6.0%           5.9%           5.9%           6.0%            6.3%
Equity Securities                                                3.4%           2.0%           1.3%           1.4%            1.3%
Mortgages                                                       13.1%           8.5%          11.0%          11.2%            8.8%
Policy Loans                                                     7.7%           7.7%           7.9%           8.0%            8.2%
Venture Capital                                                  0.4%           2.9%          10.8%          23.0%          -22.8%
Cash & Cash Equivalents                                          1.6%           0.8%           1.1%           1.3%            1.4%
Other (2)                                                       13.0%           9.9%          13.0%          10.5%            3.6%
                                                          ------------   ------------   ------------   -------------   ------------
Total Cash and Invested Assets                                   6.2%           6.0%           6.2%           6.4%            5.7%
                                                          ------------   ------------   ------------   -------------   ------------

Investment Expenses                                              0.1%           0.1%           0.2%           0.1%            0.1%
                                                          ------------   ------------   ------------   -------------   ------------
Total Net Investment Income                                      6.1%           5.9%           6.1%           6.6%            5.6%
                                                          ============   ============   ============   =============   ============


(1)  Excludes debt and equity securities pledged as collateral.
(2)  Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2005 (Quarters unaudited)
($ in millions)

Quarters ended                                                       2004                                          2005
                                           ---------------------------------------------------------   ----------------------------
                                               March          June         September      December         March           June
                                           ------------   ------------   ------------   ------------   -------------   ------------
GAAP NET INVESTMENT INCOME
Debt Securities                             $    191.7     $    191.8     $    192.4     $    196.2     $    197.3      $    199.4
Equity Securities                                   .4            1.6            1.1            1.4            2.1             3.0
Mortgages                                          5.9            5.4            5.9            5.3            6.4             4.2
Policy Loans                                      42.2           41.7           42.3           40.9           40.7            40.6
Venture Capital                                   17.6            1.8           (3.7)           9.8           (2.8)            3.3
Cash & Cash Equivalents                             .7            1.0            1.4            1.8            1.7             1.8
Other (2)                                          9.6           11.0           18.3            9.9           15.5             5.3
                                           ------------   ------------   ------------   ------------   -------------   ------------
Total Cash and Invested Assets                   268.1          254.3          257.7          265.3          260.9           257.6
                                           ------------   ------------   ------------   ------------   -------------   ------------

Investment Expenses                                2.8            1.9            2.4            2.7            3.1             2.0
                                           ------------   ------------   ------------   ------------   -------------   ------------
Total Net Investment Income                 $    265.3     $    252.4     $    255.3     $    262.6     $    257.8      $    255.6
                                           ============   ============   ============   ============   =============   ============

ANNUALIZED YIELDS
Debt Securities                                    5.9%           5.9%           6.0%           6.0%           6.0%            6.0%
Equity Securities                                  0.5%           2.0%           1.4%           1.6%           2.3%            3.4%
Mortgages                                          8.9%           8.5%          10.3%          10.3%          14.1%           13.1%
Policy Loans                                       7.9%           7.7%           7.9%           7.7%           7.8%            7.7%
Venture Capital                                   34.0%           2.9%          -5.8%          17.0%          -4.3%            0.4%
Cash & Cash Equivalents                            0.7%           0.8%           1.0%           1.6%           1.7%            1.6%
Other (2)                                         10.7%           9.9%          18.2%          10.4%          19.7%           13.0%
                                           ------------   ------------   ------------   ------------   -------------   ------------
Total Cash and Invested Assets                     6.4%           6.0%           6.2%           6.3%           6.3%            6.2%
                                           ------------   ------------   ------------   ------------   -------------   ------------

Investment Expenses                                0.1%           0.1%           0.2%           0.2%           0.1%            0.1%
                                           ------------   ------------   ------------   ------------   -------------   ------------
Total Net Investment Income                        6.3%           5.9%           6.0%           6.2%           6.2%            6.1%
                                           ============   ============   ============   ============   =============   ============

(1)  Excludes debt and equity securities pledged as collateral.
(2)  Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2005 (unaudited)
($ in millions)

                                                     YTD June                                   December 31,
                                           ---------------------------   ----------------------------------------------------------
                                               2005           2004           2004           2003            2002           2001
                                           ------------   ------------   ------------   ------------   -------------   ------------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                   $    (20.7)    $     (4.0)    $    (15.5)    $    (76.1)    $    (114.3)    $    (46.1)
Equity Security Impairments                                                     (1.5)          (4.3)           (9.8)
Affiliated Equity Securities                                                   (12.6)         (96.9)
Venture Capital Partnerships                                                                   (4.6)
  Impairments                                                                                                  (5.1)
Mortgage Loan Impairments                                                                      (4.1)            (.6)          (6.1)
Real Estate Impairments                                                                        (6.6)
Debt and Equity Securities
  Pledged as Collateral Impairments               (1.0)          (8.3)         (16.6)          (8.3)          (34.9)         (39.0)
Mortgage Impairments                               (.8)
Other Invested Asset Impairments                                 (3.3)          (3.3)          (9.9)          (22.0)          (3.7)
                                           ------------   ------------   ------------   ------------   -------------   ------------
       Total Impairment Losses                   (22.5)         (15.6)         (49.5)        (210.8)         (186.7)         (94.9)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Debt Security Net Transaction
  Gains (Losses)                                  (7.1)          13.1           28.4           64.7            48.4           21.7
Equity Security Net Transaction
  Gains (Losses)                                   (.6)          11.7           14.6           49.2             2.1           (8.8)
Venture Capital Net Investment
  Gains (Losses)                                                                               (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                                   3.7             .2             .2           (1.3)             .2            7.1
Real Estate Net Transaction Gains
  (Losses)                                         (.6)           (.6)           (.8)           (.2)            4.0           (2.5)
Other Invested Asset Net Transactions
  Gains (Losses)                                   1.2            (.6)           6.3            9.6            (1.9)          (7.5)
Debt and Equity Securities Pledged
  as Collateral                                     .2
                                           ------------   ------------   ------------   ------------   -------------   ------------
Total Net Transactions Gains (Losses)             (3.2)          23.8           48.7          112.3            52.8           10.0
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net Realized Investment Gains (Losses)           (25.7)           8.2            (.8)         (98.5)         (133.9)         (84.9)
                                           ============   ============   ============   ============   =============   ============

Closed Block Applicable PDO (Reduction)          (11.1)           7.3            3.7           (5.9)          (40.3)         (15.4)
Applicable Deferred Acquisition Costs
  (Credit)                                        (3.8)           (.8)           (.4)          (4.1)           (7.2)          10.5
Applicable Deferred Income Tax (Credit)           (3.5)           5.4            3.1          (35.6)          (20.8)         (24.5)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net Realized Investment (Losses)
  Included in Net Income (1)                $     (7.3)    $     (3.7)    $     (7.2)    $    (52.9)    $     (65.6)    $    (55.5)
                                           ============   ============   ============   ============   =============   ============

(1) Includes realized losses on our equity interest in Aberdeen of $7.0 million in 2005 and $55.0 million in 2003, respectively.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2005 (unaudited)
($ in millions)


                                                                      2004                                          2005
                                           ---------------------------------------------------------   ----------------------------
Quarters ended                                 March          June         September      December         March           June
                                           ------------   ------------   ------------   ------------   -------------   ------------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                   $     (2.8)    $     (1.2)    $     (4.6)    $     (6.9)    $     (12.2)    $     (8.5)
Equity Security Impairments                                                                    (1.5)
Affiliated Equity Securities                                                                  (12.6)
Debt and Equity Securities
  Pledged as Collateral Impairments               (4.7)          (3.6)          (8.3)                           (.3)           (.7)
Mortgage Impairments                                                                                                           (.8)
Other Invested Asset Impairments                  (3.3)
                                           ------------   ------------   ------------   ------------   -------------   ------------
       Total Impairment Losses                   (10.8)          (4.8)         (12.9)         (21.0)          (12.5)         (10.0)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Debt Security Net Transaction
  Gains (Losses)                                   7.0            6.1            3.7           11.6            (7.2)            .1
Equity Security Net Transaction
  Gains (Losses)                                   2.2            9.5             .2            2.7            (1.0)            .4
Mortgage Loan Net Transaction
  Gains (Losses)                                    .2                                                          3.7
Real Estate Net Transaction Gains
  (Losses)                                                        (.6)                          (.2)            (.3)           (.3)
Other Invested Asset Net Transactions
  Gains (Losses)                                   3.9            4.2            (.1)          (1.7)           (1.3)           2.5
Debt and Equity Securities
  Pledged as Collateral                                                                                          .7            (.5)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Total Net Transactions Gains (Losses)             13.3           19.2            3.8           12.4            (5.4)           2.2
                                           ------------   ------------   ------------   ------------
Net Realized Investment Gains (Losses)             2.5           14.4           (9.1)          (8.6)          (17.9)          (7.8)
                                           ============   ============   ============   ============   =============   ============

Closed Block Applicable PDO (Reduction)             .1            7.2           (2.5)          (1.1)           (4.4)          (6.7)
Applicable Deferred Acquisition
  Costs (Credit)                                    .4           (1.2)           (.1)            .5            (4.8)           1.0
Applicable Deferred Income Tax (Credit)            1.2            4.2            2.0           (4.3)           (3.2)           (.3)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net Realized Investment Gains (Losses)
  Included in Net Income (1)                $       .8     $      4.2     $     (8.5)    $     (3.7)    $      (5.5)    $     (1.8)
                                           ============   ============   ============   ============   =============   ============


(1) Includes realized losses of $7.0 million for March 2005 related to our equity interest in Aberdeen.